UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 30, 2021

Dream Finders Homes, Inc.
(Exact name of registrant as specified in its charter)

(Exact name of registrant as specified in its charter)

Delaware	001-39916	85-2983036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14701 Philips Highway, Suite 300 Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 644-7670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Common Stock	DFH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on October 6, 2021, the Board of Directors of Dream Finders Homes, Inc. (the “Company”) appointed Lorena Anabel Fernandez, the Company’s Treasurer and Vice President, as Interim Chief Financial Officer of the Company to assume the duties as principal financial officer of the Company.  This Amendment No. 1 to Form 8-K (this “Form 8-K/A”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2021 (the “Original Form 8-K”). This Form 8-K/A is being filed solely to disclose a new compensation arrangement for Ms. Fernandez in connection with her appointment as Interim Chief Financial Officer. Such compensation arrangement had not been determined at the time of the filing of the Original Form 8-K. All other information set forth in the Original Form 8-K is otherwise unchanged.

In connection with her appointment as Interim Chief Financial Officer, on October 11, 2021, the Board of Directors approved an employment agreement with Ms. Fernandez effective as of the date of her appointment pursuant to which she will receive an annual base salary of $400,000, a target performance bonus for 2021 equal to 100% of her base salary (payable 50% in cash and 50% in the form of restricted shares of Class A common stock) and will be entitled to participate in all benefit plans generally available to the Company’s other executives.  In the event the Company hires a full time Chief Financial Officer and Ms. Fernandez terminates her employment with the Company within 30 days thereafter, the Company will pay Ms. Fernandez $150,000 following the execution by Ms. Fernandez of a general release.  In the event Ms. Fernandez is terminated by the Company without Cause (as defined in the employment agreement) prior to the payment of any bonus for 2021, Ms. Fernandez shall receive a severance payment of $350,000 following the execution by Ms. Fernandez of a general release.  The foregoing summary of the employment agreement is not complete and is qualified in its entirety by reference to the employment agreement filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
10.1	Employment Agreement between Dream Finders Homes, Inc. and Lorena Anabel Fernandez (filed herewith)

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREAM FINDERS HOMES, INC.

	By:	/s/ Robert E. Riva
Robert E. Riva Vice President, General Counsel and Corporate Secretary

Date: October 12, 2021